Exhibit 99.1
Investor Presentation November 2008

Safe Harbor Disclosure All of the statements made by Gardner Denver in this presentation or made orally in connection with it, other than historical facts, are forward-looking statements. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. The words "anticipate," "preliminary," "expect," "believe," "intent," "plan to," "will," "foresee," "project," "forecast," and similar expressions identify forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for these forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that forward-looking statements are subject to known and unknown risks, uncertainties, and other factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. These known and unknown risks, uncertainties, and other factors could cause actual results to differ materially from those matters expressed in, anticipated by or implied by such forward-looking statements. These risks and factors include, but are not limited to: (1) the Company's exposure to economic downturns and market cycles, particularly the level of oil and natural gas prices and oil and natural gas drilling production, which affect demand for the Company's petroleum products, and industrial production and manufacturing capacity utilization rates, which affect demand for the Company's compressor and vacuum products; (2) the risks associated with intense competition in the Company's market segments, particularly the pricing of the Company's products; (3) the risks associated with the current global economic crisis and its impact on capital markets, liquidity, and the Company's suppliers and customers; (4) economic, political and other risks associated with the Company's international sales and operations, including changes in currency exchange rates (primarily between the USD, the EUR, the GBP and the Chinese yuan ("CNY")); (5) the risks that the integration of the CompAir acquisition disrupts the plans and operations of the Company, CompAir, or both and the potential difficulties of employee retention as a result of the acquisition; (6) the risks of large or rapid increases in raw material costs or substantial decreases in their availability, and the Company's dependence on particular suppliers, particularly iron casting and other metal suppliers; (7) the risks that the Company will not realize the expected financial and other benefits from the acquisition of CompAir; (8) the ability to continue to identify and complete strategic acquisitions and effectively integrate such acquired companies to achieve desired financial benefits; (9) the ability to attract and retain quality executive management and other key personnel; (10) the risks associated with potential product liability and warranty claims due to the nature of the Company's products; (11) the risk of regulatory noncompliance; (12) the risks associated with environmental compliance costs and liabilities; (13) the risks associated with pending asbestos and silica personal injury lawsuits; (14) the risk of possible future charges if the Company determines that the value of goodwill and other intangible assets, representing a significant portion of the Company's total assets, are impaired; (15) the risk that communication or information systems failure may disrupt our business and result in financial loss and liability to our customers; (16) the risks associated with enforcing the Company's intellectual property rights and defending against potential intellectual property claims; and (17) the ability to avoid employee work stoppages and other labor difficulties. The foregoing factors should not be construed as exhaustive and should be read together with important information regarding risks and factors that may affect the Company's future performance set forth under Item 1A. Risk Factors in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and Annual Report on Form 10-K for the fiscal year ended December 31, 2007. These statements reflect the current views and assumptions of management with respect to future events. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future. The inclusion of any statement in this presentation does not constitute admission by the Company or any other person that the events or circumstances described in such statement are material.

Gardner Denver: Entering a New Era Future New high- performance era: Gardner Denver Way Prior to 1998 Primarily U.S. industrial and upstream oil and gas focused Company 1998 - 2008 Diversified into global markets

Agenda Built a global player Impressive track record Moving forward in a New Way

A Stronger Company From: A narrow geographic, industry focus Cyclical U.S. concentration

A Stronger Company To: A diversified, innovative global manufacturer Growing Global Innovative Diversified Financially strong No end market segments greater than 30 percent (1) Doubled revenues outside Americas to 58 percent (1) An industry leader in primary served markets 15.9% CAGR DEPS last 10 years Last 12 months cash flow (2) > $258M $

Key Driver: Successful Acquisition Record Acquisitions last 10 years 22 Number of acquisitions outside U.S. 9 Accretive within first year ALL A powerful integration machine

Blowers Highlight our Success in Acquisitions Before: 1994 50 25 15 10 7 5 3 1 3.0 1.5 1.0 0.7 0.5 0.3 0.2 0.06 Bar PSI 100 500 1000 3000 10,000 100,000 cfm 175 875 1750 5250 17,500 175,000 m 3/hr 3 15 30 90 300 3000 m 3/min -0.5 -2.5 -5.0 -7.3 -9.8 -13.3 -13.8 -14.7 -0.03 -0.15 -0.3 -0.5 -0.7 -0.9 -0.95 -1.0 V A C U U M P R E S S U R E 0 0 Lobe Screw 2 technologies

Blowers Highlight our Success in Acquisitions 50 25 15 10 7 5 3 1 3.0 1.5 1.0 0.7 0.5 0.3 0.2 0.06 Bar PSI 100 500 1000 3000 10,000 100,000 cfm 175 875 1750 5250 17,500 175,000 m 3/hr 3 15 30 90 300 3000 m 3/min -0.5 -2.5 -5.0 -7.3 -9.8 -13.3 -13.8 -14.7 -0.03 -0.15 -0.3 -0.5 -0.7 -0.9 -0.95 -1.0 V A C U U M P R E S S U R E 0 0 Centrifugal Lobe Liquid Ring Pump Dry Screw Sliding Vane Side Channel Claw Rotary Lobe Radial Claw Screw After: 2008 10 technologies

United States Europe Asia Canada Latin America Other 804547 887318 351831 66204 107019 105756 Built a Well-Diversified Business Industrial Manufacturing Upstream Energy Downstream Energy Transportation Medical Environment Chemical Food and Beverage Printing Paper Automotive Services Other Mining and Construction 0.2827 0.1115 0.0968 0.0876 0.0526 0.0411 0.0549 0.0486 0.0481 0.0461 0.0222 0.0806 0.0272 Revenues By Industries Served (1) Revenues By Geography (1) Resilient in the face of economic challenges Automotive Services 2% Other 8% Mining & Construction 3% Industrial Manufacturing 28% Upstream Energy 11% Downstream Energy 10% Transportation 9% Medical 5% Environment 4% Chemical 5% Food & Beverage 5% Printing 5% Paper 2% United States 35% Europe 37% Asia 15% Canada 3% Latin America 5% Other 5%

Loading Arms Well Stimulation Pumps Well Drilling Pumps Industrial Compressors Mobile Blowers Industrial Blowers Liquid Ring Pumps Specialty Components to OEMs The Broadest Product Range Compressor & Vacuum Products Segment Dresser Inc. SIHI/Sterling Fluid Systems Gardner Denver Ingersoll-Rand Atlas Copco Gardner Denver National Oilwell Varco SPM/Weir Group FMC Technologies Fluid Transfer Products

Two Strong Growth Platforms Volume moderating Plant rationalizations ? savings Organic growth in 2007 was 5% (Q3 YTD 2008 7%) ~$13.0B (3) 10% Outlook: growth moderating Organic growth in 2007 was 16% (Q3 YTD 2008 (3%)) ~$2.0B (3) 19% Compressor and Vacuum Products 80% of Q3 YTD 2008 revenues Fluid Transfer Products 20% of Q3 YTD 2008 revenues Segment Global market segment size Revenue growth 2007 Status Today (3) Company estimates

Developed Powerful Competitive Advantages Global presence Unmatched product breadth Relationship with customers Reputation for product quality Powerful competitive advantages

Agenda Built a global player Impressive track record Moving forward in a New Way

Results Demonstrate Success of Strategy Revenues ($B) 2001 2007 East 0.4 1.9 Q3 YTD 2008: +10% 5X DEPS ($) 2001 2007 East 0.7 3.8 Q3 YTD 2008*: +15% (7) 5X Operating Income(4) ($M) 2001 2007 East 38.3 291.5 Q3 YTD 2008*: +9% (7) 7X (5) (6) * Operating income, as adjusted to exclude the impact of expenses for profit improvement initiatives, non-recurring expenses, and mark-to-market currency adjustments ("Adjusted Operating Income"). DEPS, as adjusted for the impact of profit improvement initiatives, non-recurring expenses, mark-to-market currency adjustments, and incremental taxes associated with cash repatriation ("Adjusted DEPS"). Adjusted Operating Income, on a consolidated and segment basis, and Adjusted DEPS are both non-GAAP financial measures. See "Reconciliation of Operating Income and DEPS to Adjusted Operating Income and Adjusted DEPS" slide at the end of this presentation. Gardner Denver believes excluding these expenses and adjustments from operating income and DEPS provides a more meaningful comparison to the corresponding reported period and assists investors in performing financial analysis that is consistent with financial models developed by research analysts. * As Adjusted, see note above and reconciliation on slide 40 for additional information

Productivity Has Grown Steadily FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 data 213 213 208 233 250 234 261 288 Sales / employee ($'000's)

Impressive Improvements in Inventory Turns Inventory Turnover Target 7 to 8 turns Will free up $90M cash (3) Add 1.3 points to Pre-tax ROIC (3,9) 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 DSO 79.2 77.6 65.7 80.7 70.5 71 66 64.2 62.5 57.2 55 59.7 Inventory Turnover 3.15 4.02 4.8 3.75 4.69 4.02 4.36 5.14 4.68 4.7 4.98 4.87 5.34 North 45.9 46.9 45 43.9 (8) (8) (8) (3) Company estimates

Pre-tax ROIC (9) Continues to Improve FY02 FY03 FY04 FY05 FY06 FY07 data 0.1 0.09 0.11 0.13 0.19 0.22 Peer Median (10) 17%

Outstanding Cash Flow (2) 2004 2005 2006 2007 LTM East 20 36 41 48 45 West 76 115 167 182 259 North 45.9 46.9 45 43.9 Cash Flow (2) Capital Expenditures Free cash flow Powerful cash generation engine $M

Agenda Built a global player Impressive track record Moving forward in a New Way

The New Gardner Denver Past Future Focus Product Customer Innovation Medium High Organic growth Medium High Culture Top down Inclusive Performance Profitable Highly profitable From a good company to a great company

The Gardner Denver Way Customers Shareholders Employees Innovative High velocity R e s o u r c e s P e r c e i v e d v a l u e C o m m i t m e n t An evolution in process

Strategy Going Forward 2 Innovative products 3 1 The Gardner Denver Way Selective acquisitions 4 Margin improvement 5 $

Customer value 1. ORGANIC GROWTH A Long Runway for Growth In Existing Market Segments Faster growing market segments Focused on share gains through differentiation Modified distribution model

2. AFTERMARKET GROWTH Renewed Aftermarket Emphasis Develop direct service capabilities Enhance product retention offering Recapture legacy business Modify distribution model Increase prices on proprietary parts Develop OEM aftermarket

3. INNOVATIVE PRODUCTS New Product Development Activities Proactive Service Connecting with the product and customer after the sale Remote monitoring: wireless capture/analysis of real-time data Cargo Monitoring Geographic fencing Wireless sensors monitor tank openings Flare Gas Recovery Liquid ring compressor technology Environmentally driven

3. INNOVATIVE PRODUCTS QuantimaTM - Revolutionary New Design Concept CompAir product launched in April 2008 Most efficient oil-free compressor on the market Q-LifeTM service contract over lifetime Will not be sold without service contract Continuous condition monitoring

4. SELECTIVE ACQUISITIONS Growth Continues in 2008: Latest Acquisition - CompAir The Company One of top 10 manufacturers of compressed air systems (3) UK-based competitor to Gardner Denver Revenues ~$454M, 6 manufacturing facilities worldwide The Transaction ~$348M in cash and assumed net debt Closed on October 20, 2008 (3) Company estimates

4. SELECTIVE ACQUISITIONS Strategic Rationale: A Perfect Fit 1 Complementary product lines Oil-free compressor technologies High-pressure breathing air, CNG and rotary vane compressors Expands geographic diversification 75% of CompAir revenue in Europe / Asia (11) Expands Gardner Denver revenue outside Americas from 51% to 58% (1) 2

4. SELECTIVE ACQUISITIONS Strategic Rationale: A Perfect Fit Significant margin expansion opportunities Synergies in purchasing, administrative, ERP, and manufacturing Financially attractive CompAir grew 10% in FY 2008 (11) Accretive to GDI earnings of $0.10 - $0.15 by 2009 (12) 3 4 $ East 0.061 0.118 CompAir (11) 2007 GDI CVP Segment (4) Segment Operating Margin (4)

4. SELECTIVE ACQUISITIONS Positive Impact of CompAir Acquisition on Key Metrics Before After Revenues (1) $1.9B ? >$2.3B Revenues outside Americas (1) 51% ? 58% Ranking in compressor market (3) - Europe #5 ? #2 - Asia #6 ? #4 Debt / total capital (12) 19% ? 33% (3) Company estimates

5. MARGIN IMPROVEMENT A Closer Look At Operating Margin Improvement Opportunities (13) Long-term target CVP segment operating margin: 14.5% Resulting incremental operating income: $39M Incremental after-tax earnings (14): $27M Potential increase in DEPS: $0.50 As a percent of revenues (operating margin (4)) 2007 segment operating earnings (4) 2007 revenues 11.8% $170 $1,440 GDI Compressor & Vacuum Products Segment ($ in millions, except per share data)

Results 5. MARGIN IMPROVEMENT Lean Transformation - Case Study Gardner Denver Drum, Bradford, UK $100k inventory reduction 60% space reduction 114% productivity improvement Before Flow After

Time 2008 2009 5. MARGIN IMPROVEMENT Roadmap for Executing the Gardner Denver Way Building the foundation Initiate mobilization Phase #1 Transformation Lean methods and tools Continuous improvement in lean metrics Standardization, stabilization and sustainability Phase #2 Expansion Maintain levels of lean excellence Excellence in product development Excellence in process development Phase #4 Maintaining Culture of continuous improvement Consistently meeting strategic goals Breakthrough thinking Phase #3 Acceleration Profit Improvement

5. MARGIN IMPROVEMENT A Closer Look at Operating Efficiency Improvements Time Frame Long term (multi-year) Short term (multi-quarter) Low High Channel Development Quality Improvements Innovation Labor Productivity Low Cost Country Sourcing Facility Consolidation Opportunity

Priorities 2008 - 2009 Implement the Gardner Denver Way Execute on CompAir integration plan Manage through global economic situation Drive cash flow (2) Selectively pursue strategic acquisitions

Why Invest in Gardner Denver A global, diversified company Broad offering of leading products Impressive track record 10 year DEPS growth of 15.9%, acquisition expertise Strong cash engine outstanding cash flow (2) throughout the cycle The Gardner Denver Way moving to a high-performance model, enhancing shareholder value

Investor Presentation November 2008

Significant Operating Margin Improvement Opportunities The Company's long-term target of 14.5 percent operating margin in the CVP segment has the potential to yield approximately $0.50 in additional DEPS ($ in millions, except per share data) GDI Compressor & Vacuum Products Segment 2007 revenues $1,440 2007 segment operating earnings (4) $170 As a percent of revenues (operating margin (4)) 11.8% Target CVP segment operating margin 14.5% Target CVP segment operating income, based on 2007 revenues $209 Incremental operating income $39 Incremental after-tax earnings (14) $27 Average Diluted Shares Outstanding on September 30, 2008 54 million Incremental DEPS impact of segment operating margin improvement to target $0.50

Non-GAAP Items

Presentation Notes Note 1: Proforma for the CompAir acquisition, based on Gardner Denver's 2007 revenues and CompAir's revenues for the twelve months ended March 31, 2008 Note 2: From operating activities Note 3: Company estimates Note 4: Segment operating income (defined as income before interest expense, other income, net, and income taxes), and segment operating margin (defined as segment operating income divided by segment revenues) are indicative of short-term operational performance and ongoing profitability. For a reconciliation of 2007 segment operating income to consolidated operating income, see "Business Segment Results" in the Company's fourth quarter 2007 earnings release. For a reconciliation of 2001 segment operating income to consolidated operating income, see "Segment Information" in the Company's 2001 form 10-K filed with the SEC on March 28, 2002 Note 5: Adjusted for a 2-for-1 stock split completed in 2006 Note 6: Reflects $19.5 million of non-recurring reductions in the tax provision that were recognized in 2007, which increased DEPS by $0.36 Note 7: Please see slide 40, "Reconciliation of Operating Income and DEPS to Adjusted Operating Income and Adjusted DEPS" Note 8: Based on Q4 results due to effect of acquisitions Note 9: Pre-tax ROIC is defined as earnings from continuing operations before interest and taxes divided by average capital Note 10: Peer group consists of CIR, CR, NPO, FLS, GRC, GGG, IEX, IR, NDSN, PH, PNR, RBN, ROP, WTS Note 11: Source: CompAir Holdings Limited Report and Accounts 2008; audited financial statements for the twelve- month period ended March 31, 2008 were prepared in accordance with U.K. generally accepted accounting practice. Operating margin is before exceptional items, interest, minority interests, and taxes Note 12: Guidance reflects the Company's views as of the third quarter 2008 earnings release on October 22, 2008 Note 13: Please see slide 39, "Significant Operating Margin Improvement Opportunities," for additional details Note 14: Assumes a 30% tax rate Gardner Denver, Nash, Emco Wheaton, CompAir, Quantima and Q-Life and their related designs and logotypes are trademarks of Gardner Denver, Inc. and its subsidiaries